UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2003

Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	005-62335	54-2053718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Volvo Parkway, Chesapeake, Virginia 23320

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 436-1000

Item 9.    Regulation FD Disclosure.

On April 22, 2003, Hampton Roads Bankshares, Inc. issued a press release announcing its earnings for the first quarter of 2003. This information is being furnished pursuant to Item 12 “Results of Operations and Financial Condition” of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date:  April 22, 2003

By:    /s/    Jack W. Gibson

          Jack W. Gibson

          President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.            Description of Exhibits

        99.1                Press release dated April 22, 2003

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